SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 2, 2010
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-28275 (COMMISSION FILE NUMBER)	75-2837058 (IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
Amendment to Rights Agreement
On July 2, 2010, the Company and Mellon Investor Services LLC, as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent (the “Rights Agent”), entered into Amendment No. 3 to Rights Agreement, dated as of July 2, 2010 (the “Amendment”). The Amendment amends the Rights Agreement, dated as of June 8, 2000, between the Company and the Rights Agent, as amended by Amendment No. 1 thereto dated as of May 30, 2008 and Amendment No. 2 thereto dated as of May 24, 2010 (as amended, the “Rights Agreement”).
The Amendment extends the term of the Rights Agreement to July 6, 2015.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.
Severance, Nondisclosure, Nonsolicitation and Noncompete Agreement
On July 2, 2010, the Company and Cynthia Almond, Vice President and Secretary, entered into a Severance, Nondisclosure, Nonsolicitation and Noncompete Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Security Holders
The information set forth in Item 1.01 of this Form 8-K under the heading “Amendment to Rights Agreement” is incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in Item 1.01 of this Form 8-K under the heading “Severance, Nondisclosure, Nonsolicitation and Noncompete Agreement” is incorporated herein by reference.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective as of July 2, 2010, the Company amended its Bylaws to include a provision authorizing the appointment of a Lead Director. A copy of the new provision is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit
3.1	Amendment to Amended and Restated Bylaws
4.1.	Amendment No. 3 to Rights Agreement, dated as of July 2, 2010 between the Company and Mellon Investor Services LLC, as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.
10.1	Severance, Nondisclosure, Nonsolicitation and Noncompete Agreement dated July 2, 2010 between the Company and Cynthia Almond

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.
Dated: July 2, 2010	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amendment to Amended and Restated Bylaws
4.1.	Amendment No. 3 to Rights Agreement, dated as of July 2, 2010 between the Company and Mellon Investor Services LLC, as successor to ChaseMellon Shareholder Services, L.L.C., as rights agent.
10.1	Severance, Nondisclosure, Nonsolicitation and Noncompete Agreement dated July 2, 2010 between the Company and Cynthia Almond